SHARE-BASED PAYMENTS (Details 3) $ / shares in Units, ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2024 USD ($) $ / shares	Dec. 31, 2024 CNY (¥)	Dec. 31, 2022 USD ($) $ / shares	Dec. 31, 2022 CNY (¥)
Fair value at the measurement date	$ 24,451	¥ 178,443	$ 2,400	¥ 16,209
Expected volatility	121.79%	121.79%	93.50%	93.50%
Risk-free interest rate	4.17%	4.17%	3.16%	3.16%
Expected life	2 years 7 months 17 days	2 years 7 months 17 days	3 years	3 years
Share price	$ 0.680		$ 0.623